J.P. MORGAN 38TH ANNUAL HEALTHCARE CONFERENCE INVESTOR PRESENTATION Homi Shamir, President and CEO

SAFE HARBOR STATEMENT Certain statements made during the course of this presentation may not be purely historical and consequently may be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements made regarding: our Licensed Technologies Group model and the ability of our licensees and installed base to drive future growth; the ability of our technology to enhance productivity and efficiency; our financial position and long-term revenue growth; our ability to integrate our acquisition of the MilliporeSigma flow cytometry business; our molecular diagnostic business model, the markets we are targeting, market segmentation, expected growth of such markets, and the ability of our products to address those markets; sales of our products, their technical capabilities, and the anticipated market size and acceptance, demand and regulatory environment and approvals therefor; our direct sales efforts; our system placements; our system and assay product pipeline and anticipated timelines for regulatory approvals and market releases, including for ARIES® and VERIGENE® instrumentation and assays, and our flow cytometry product lines; market opportunity for ARIES®, VERIGENE®, and our flow cytometry products; functionality and benefits of ARIES®, VERIGENE®, and the flow cytometry products and competitive position; reimbursement trends; our ability to drive growth through investment in R&D and next generation systems and focus on operating leverage and managing operating costs; our long-term financial targets; our key steps and strategies for growth; our strategic outlook and growth plan for our business for 2020 and beyond; operational trends, including those related to sales of systems, assays, consumables, and royalty revenues; competitive threats and products offered by other companies; our business outlook, financial targets and projections about revenues, cash flows, system shipments, expenses and market conditions, and their anticipated impact on Luminex for 2020 and beyond; and, any statements of the plans, strategies and objectives of management for future operations. These forward-looking statements speak only as of the date hereof and are based on our current beliefs and expectations and are subject to known or unknown risks and uncertainties, some of which are beyond our control, that could cause actual results or plans to differ materially and adversely from those anticipated in the forward-looking statements. Factors that could cause or contribute to such differences are detailed in our annual, quarterly, or other filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements. Also, certain non-GAAP financial measures, as defined by SEC Regulation G, may be covered in this presentation. To the extent that any non-GAAP financial measures are covered, a presentation of and reconciliation to the most directly comparable GAAP financial measures will be included in this presentation and may be available on our website at luminexcorp.com in accordance with Regulation G. complexity simplified. 2

OVERVIEW MOLECULAR LIFE SCIENCE & DIAGNOSTICS CLINICAL TOOLS (MDx) (Tools) LICENSED FLOW TECHNOLOGIES AUTOMATED NON-AUTOMATED CYTOMETRY GROUP (LTG) complexity simplified. Recurring revenue items 3

OVERVIEW 2019 Note: all figures approximate $335M M Dx TOOLS $137M $194M LICENSED FLOW TECHNOLOGIES AUTOMATED NON-AUTOMATED CYTOMETRY GROUP (LTG) $76M $61M $149M $45M complexity simplified. Recurring revenue items 4

INNOVATION, EXECUTION, NEW PRODUCTS SIGNIFICANT REVENUE INCREASE: $227M TO $335M FROM 2014 TO 2019, 8% REVENUE CAGR 11% REVENUE CAGR (Ex-LabCorp) VERIGENE® II GI FDA Submission ARIES® 7 FDA Clearances Flow Cytometry Acquisition Nanosphere Acquisition Homi Shamir joins Luminex as CEO NOV 2019 2015- 2019 JAN JUN 2019 OCT 2016 2014 complexity simplified. 5

INNOVATION, EXECUTION, NEW PRODUCTS Innovative Pipeline $500M NEW PRODUCT LAUNCHES DRIVE REVENUES FROM ~$335 TO $500M BY 2024 Guava Next Gen System 2021 & “SENSIPLEX™” BEYOND VERIGENE® II 2020 2020 2020 complexity simplified. 6

HIGHLIGHTS OF OUR BUSINESS 7

MOLECULAR DIAGNOSTICS - SAMPLE TO ANSWER (S2A)

DISTINCTIVE DIAGNOSTIC SOLUTIONS DELIVER 20% CUSTOMER GROWTH CAGR

VERIGENE®

$122,000
Avg Annual Revenue/Active Customer*

Syndromic Assays:
BC-GN, BC-GP, EP, RP *Flex*



S2A ACTIVE CUSTOMERS



660
20% CAGR
360
Q1 2017
Q4 2019

ARIES®

$57,000
Avg Annual Revenue/Active Customer*

Targeted Assays:
Bordetella, *C. diff*, Flu A/B/RSV, GAS, GBS, HSV 1&2, LDTs, MRSA



1 DIRECT SALES & DISTRIBUTOR NETWORK
Distinctive diagnostic solution installments in hospitals and reference labs worldwide through a dedicated, direct sales force and distributor network

2 EXTENSIVE MENU
Broad product offerings for infectious disease testing; well-positioned in U.S. reimbursement landscape

3 STRONG DEMAND
- 200 contracted systems in 2019
- 719 contracted since acquisition on July 1, 2016

Luminex. complexity simplified.

*Active Customer = Purchases in rolling 12-month period. Figures approximate.

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LICENSED TECHNOLOGIES GROUP 17,000 CUMULATIVE ® CONSISTENT MID-SINGLE-DIGIT GROWTH, XMAP SYSTEMS HIGHLY PROFITABLE, LONG-TERM PARTNERSHIPS SOLD TO DATE LTG - R E L A T E D % OF TOTAL LTG - R E L A T E D REVENUE, BY TYPE REVENUE, BY MARKET 17,000 14,900 12,700 10,700 35% 8,700 14% 30% 50% 20 20% 31% % 2011 2013 2015 2017 2019 LONG-TERM PARTNERSHIPS FORWARD INDICATOR: HIGHLY PROFITABLE 1 ~75 Partners investing in our 2 ROYALTY REVENUE 3 RECURRING REVENUE technology; long-term contractual • Royalty revenue is leading indicator on Consumables + royalties = more partnerships; addressing large markets use of our technology than 65% of total revenues • 2019 end user sales up 12% complexity simplified. NOTE: Our Partners purchase and distribute the majority of the total number of multiplexing analyzers sold to date. 9

FLOW CYTOMETRY PORTFOLIO

BALANCE OF PERFORMANCE AND AFFORDABILITY IN ATTRACTIVE GROWTH MARKETS



Muse®
Cell Count, Viability,
Cell Health, Phenotype



easyCyte™
easyCyte™ HT
Phenotyping



CellStream®
Advanced Phenotyping
& Analysis



FlowSight®
Cell Function &
Mechanism



ImageStream®X
Mk II



PERFORMANCE
PRICE



PERFORMANCE
PRICE



PERFORMANCE
PRICE

Counting
& Vitality
Entry portfolio

Analysis
Product differentiation: ease of use, automation, sensitivity & expandability

Imaging FC
Unique offering; combines high resolution imaging with flow cytometry

1 **DIFFERENTIATED PORTFOLIO IN GROWTH MARKETS**
Unique portfolio with strong pipeline to address wide range of research needs in attractive growth markets; expanded direct sales channel

2 **DIRECT SALES & DISTRIBUTOR NETWORK**
Distinctive diagnostic solution installments in hospitals and reference labs worldwide through a dedicated, direct sales force and distributor network

3 **STRONG PIPELINE**
5,000 active installed systems

Luminex complexity simplified.
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VALUED NEW PRODUCTS 11

NEW AND TRANSFORMATIVE ERA FOR LUMINEX ANTICIPATED

LAUNCHING 3 NEW PLATFORMS IN 2020

1. **VERIGENE® II**
   - Flexibility like never before
   - Launch in mid-2020



2. **"SENSIPLEX™"**
   - Modern enhancements for the gold standard multiplexing platform
   - Launch in mid-2020



3. **NEXT GEN GUAVA easyCYTE™ SYSTEM**
   - Flexible. Intuitive. Affordable Cytometry.
   - Launch in mid-2020



Luminex complexity simplified.

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VERIGENE® II RELATIVE TO VERIGENE® I

FLEX® TESTING, FULLY AUTOMATED, AND ADDITIONAL BENEFITS IN VERIGENE® II

	VERIGENE® I	VERIGENE® II
THROUGHPUT	Fixed: 1 Test	Flexible: 1-6
AUTOMATION LEVEL	Manual Set-up and Transfer to Reader	Fully Automated: Sample to Result (Simplify and Reduce Training)
FLEX CAPABILITIES	Respiratory Only	All Assays
SHIPPING/STORAGE	Refrigerator/Freezer	Ambient Storage
FDA CLEARANCE	Yes	Pending
LIS CAPABILITIES	Strong	Higher
FOOTPRINT (width)	Large (57")	Small (18")


VERIGENE II

Luminex complexity simplified.

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VERIGENE® II: FLEXIBILITY LIKE NEVER BEFORE

FLEX® TESTING: CUSTOMERS PAY ONLY FOR TARGETS THEY SELECT

USERS CHOOSE TO BE FULL PANEL OR *FLEX* CUSTOMERS PRIOR TO INSTALLATION

- Full panel customers view all targets, every time, at a fixed cost
- *Flex* customers view fewer targets at a reduced cost, but can unmask additional results as needed using *Flex* Credits
- Allows customers to decrease initial capital purchase and choose to grow system as sample throughput demand increases

PRE-DEFINED PANELS CAN BE CREATED WITHIN THE SOFTWARE

- 'Bacterial panel'
- 'Viral panel'
- 'Parasite panel'

***Flex* testing offers *significantly* lower pricing vs. competition (Customers pay only for tests selected)**

CUSTOM TARGETS


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The VERIGENE® II System is available for RUO and is currently pending FDA clearance and CE marking for IVD use.

Luminex complexity simplified.
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REIMBURSEMENT FLEX® TESTING IS FLEX TESTING UPDATES STRATEGY HELPS CUSTOMERS IDEAL FOR MAXIMIZE THEIR REIMBURSEMENT PROFITABILITY LANDSCAPE OPTIMIZING FLEX TESTING: CODING STRATEGY FLEX TESTING HELPS CUSTOMERS HELPS LABS OPTIMIZE PANELS FAVORED MAXIMIZE THEIR BY MOST RECENT REIMBURSEMENT TEST QUALITY AND COVERAGE LAB BUDGET POLICIES complexity simplified. 15

INTRODUCING THE NEWEST MEMBER OF THE xMAP® SYSTEM FAMILY

MODERN ENHANCEMENTS FOR THE GOLD STANDARD MULTIPLEXING PLATFORM

FLEXMAP 3D®



- 500-plex
- 20 min read time

Luminex® 200™



- 100-plex
- 45 min read time

MAGPIX®



- 50-plex
- 60 min read time

"SENSIPLEX™" System



- Full xMAP backwards-compatibility
- Increased sensitivity & dynamic range
- Improved automation interface
- Integrated Windows PC & large touchscreen
- Robustness and serviceability improvements

Luminex complexity simplified.
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INNOVATIONS IN FLOW CYTOMETRY GUAVA® easyCYTE™ NEXT GENERATION STRENGTHENING GUAVA’S POSITION IN BENCHTOP FC IMAGESTREAM® x (ISX) NEXT GENERATION TURNING ISX INTO A MAINSTREAM INSTRUMENT • Accessible to novice image flow users MACHINE LEARNING & IDEAS SOFTWARE! • Image-driven, hence no user ARTIFICIAL INTELLIGENCE WILL DRIVE DATA requirement to understand ANALYSIS ON ISX underlying algorithms complexity simplified. 17

FINANCIAL OVERVIEW

SIGNIFICANT GROWTH IN REVENUE (EX-LABCORP) DOUBLE-DIGIT INCREASE IN ORGANIC REVENUE GROWTH (EX-LABCORP) IN 2020; LABCORP REVENUE HEADWIND OF 2% TO 3% IN 2020 $5M $16M $352M CONSISTENT $47M $319M REVENUE GROWTH $61M EX-LABCORP $55M $268M $245M (incl. 2020 guidance) $56M $48M $215M $179M $182M 2014 2015 2016 2017 2018 2019 2020E* complexity simplified. * midpoint of estimated range KEY: Non-LabCorp LabCorp 19

19% TOTAL REVENUE GROWTH IN 2019* Q4 2019 vs. prior year 2019 vs. prior year Revenue Sources: Revenue w/o LabCorp $34.3 +1% $121.2 +4% LabCorp Revenue* $4.5 -10% $15.5 -67% Total MDx Solutions Revenue $38.8 0% $136.7 -16% Flow Cytometry Revenue** $11.9 +2% $45.1 +11% LTG Revenue $38.6 -7% $149.1 0% Total Life Science and Clinical Tools $50.5 -5% $194.2 +2% Total Revenue (All LMNX) $90.4 +11% $334.6 +6% Total Revenue (Ex-LabCorp*) $86.0 +13% $319.1 +19% * Total Revenue excluding LabCorp revenue; LabCorp was a ~10% headwind to Luminex total revenue in 2019 and will be a 2% to 3% headwind to Luminex total revenue in 2020. ** Flow Cytometry YOY revenue growth in Q4 2019 and FY2019 are relative to the same periods in 2018. Luminex acquired the flow cytometry portfolio from EMD Millipore Corporation on 12/31/18. complexity simplified. Minor differences are accounted for by varying forms of revenue. All amounts in millions and are GAAP figures. 20

REVENUE IN 2019 AND 2020

LONG-TERM REVENUE TARGET IS $500M

FULL-YEAR 2019 REVENUE

$335M

- 19% total revenue growth (Ex-LabCorp revenue)
- 6% total revenue growth (All LMNX)
- ~$32M less LabCorp revenue
- Flow Cytometry: +11%
- LTG: flat
- Total MDx Solutions: -16%
- S2A: +22%

FULL-YEAR 2020 REVENUE GUIDANCE

$352 to $362

- As we enter 2020, the company expects stronger organic growth, expanding gross margin, profitability and cash flow
- Launch in mid-2020:
  - VERIGENE® II
  - "SENSIPLEX™"
  - Guava Next-Gen System
- Tools (LTG + Flow Cytometry): high single-digit growth
- MDx Solutions: mid-to-high single-digit growth
- Strong financial discipline
  - Relatively flat operating expenses
  - Reduced CAPEX requirements
  - Anticipate continued dividend

Luminex complexity simplified.
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WRAP-UP 22

LUMINEX INVESTMENT HIGHLIGHTS DIVERSIFIED PRODUCT SERVING MULTI-BILLION OFFERINGS DOLLAR MARKETS • Automated & Flexible MDx Solutions • Life Science Research – Targeted • Clinical Diagnostics – Syndromic • Non-Automated MDx Solutions • Life Science and Clinical Tools STRONG BALANCE SHEET Entering a New & RAZOR/RAZORBLADE • No Debt Transformative Era MODEL • Quarterly Cash Dividend with Strong Organic • Expanding Installed Base Across Growth, Profitability EXCITING NEW Multiple Channels and Cash Flow • Recurring (Annuity) Revenue PRODUCT PIPELINE Comprising Over 75% of Total • 3 New Product Launches in 2020 • Healthy Selection of New Platforms & Opportunities complexity simplified. 23

THANK YOU